UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2007

VISCOUNT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

000-49746
(Commission File Number)

Nevada	88-0498181
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

4585 Tillicum Street, Burnaby, British Columbia, V5J 5K9

(Address of principal executive offices) (Zip Code)

(604) 327-9446
Registrant’s telephone number including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 3.02 Unregistered Sales of Equity Securities

On April 16, 2007, Viscount Systems, Inc., issued 1,677,550 units at a price of $0.16 per unit, with each unit consisting of one share in the common stock of Viscount one share purchase warrant, for aggregate proceeds of $268,408. Each warrant may be exercised at a price of $0.25 for a period of 5 years to acquire one additional share of common stock of Viscount. The securities were sold to non-US persons pursuant to Regulation S, including 815,000 units purchased by Stephen Pineau, president of Viscount, and to an accredited investor pursuant to Rule 506 of Regulation D under the Securities Act of 1933. The securities are restricted securities pursuant to Rule 144.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viscount Systems, Inc.
Date April 23, 2007	(Registrant)

/s/ Stephen Pineau
Stephen Pineau, President and Chief Executive
Officer